UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 3, 2024 (September 10, 2024)
Healthcare Realty Trust Incorporated
(Exact name of registrant as specified in its charter)

Maryland	(Healthcare Realty Trust Incorporated)	001-35568	20-4738467
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(I.R.S. Employer Identification No.)

3310 West End Avenue, Suite 700	Nashville,	Tennessee	37203	(615)	269-8175
(Address of Principal Executive Office and Zip Code)				(Registrant’s telephone number, including area code)

www.healthcarerealty.com
(Internet address)
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	HR	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Healthcare Realty Trust Incorporated	☐	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Healthcare Realty Trust Incorporated	☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On September 16, 2024, Healthcare Realty Trust Incorporated (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) to disclose, among other matters, the appointments of Austen B. Helfrich, as the Company’s Interim Chief Financial Officer; Robert E. Hull as the Company’s Executive Vice President and Chief Operating Officer; Julie F. Wilson as the Company’s Executive Vice President and Chief Administrative Officer; and Ryan E. Crowley as the Company’s Executive Vice President and Chief Investment Officer, with all such appointments to be effective on October 1, 2024. The Company is filing this Current Report on Form 8-K/A to amend the Original Report to disclose that, on October 1, 2024, the Company entered into amendments to existing employment agreements with each of the aforementioned officers, or in Mr. Crowley’s case, a new employment agreement, on terms consistent with the expected terms of employment described in the Original Report.

The foregoing description and the terms described in the Original Report do not purport to be complete and are qualified in their entirety by the terms and conditions of the applicable employment agreements, as amended, which will be filed (to the extent not previously filed with the Securities and Exchange Commission) as exhibits to the Company’s Quarterly Report on Form 10-Q, for the quarter ended September 30, 2024.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Healthcare Realty Trust Incorporated
Date: October 3, 2024	By:	/s/ Todd J. Meredith
Name: Todd J. Meredith
Title: President and Chief Executive Officer